                         THIRD AMENDMENT TO CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of January 22, 1999, is entered into by and among WESTAFF (USA), INC. (formerly known as WESTERN STAFF SERVICES (USA), INC.) ("WSS"), WESTERN MEDICAL SERVICES, INC. ("WMS" and together with WSS, collectively, the "BORROWERS" and individually, a "BORROWER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").


                                       RECITALS

          A. The Borrowers, Banks, and Agent are parties to a Credit Agreement dated as of March 4, 1998, and amendments thereto dated as of May 15, 1998, and July 23, 1998 (collectively, the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrowers.

          B. The Borrowers have requested that the Banks agree to certain amendments of the Credit Agreement.

          C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.


                                      AGREEMENT

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.  AMENDMENTS TO CREDIT AGREEMENT.

               (a) The definition of "WMS Subfacility" in Section 1.01 is amended to read as follows in its entirety:

               "WMS SUBFACILITY" means the amount determined as set forth below:

               (i) on the Closing Date and until December 8, 1998, Thirty Five Million Dollars ($35,000,000); and

               (ii)  on and after December 8, 1998, zero (0).

               (b) Section 7.12 of the Credit Agreement is amended to read as follows in its entirety:

               7.12 SOLVENCY. WSS shall at all times be, and shall cause the Parent and each Material Subsidiary (other than WMS) to be,

          Solvent.

               (c) The definition of "EBITDA" in Section 8.16 is amended to read as follows in its entirety:

                    "EBITDA" means, for any period, the sum of net income after taxes, interest expense, depreciation, amortization, other non-cash extraordinary charges, and tax expense; PROVIDED, HOWEVER, that solely for the purpose of determining compliance with the Total Debt to EBITDA Ratio required under this Section
               8.16 (and not for the purpose of determining the Applicable Offshore Rate Margin, the Standby Letter of Credit Fee, or the commitment fee described in Section 2.10(b)), "EBITDA" shall mean, for the 3rd and 4th fiscal quarters of 1998, the sum of net income after taxes, interest expense, depreciation, amortization, other non-cash extraordinary charges, tax expense, and WMS-Related Losses up to a maximum amount of $941,000 (for the 3rd fiscal quarter of 1998) and $16,023,000 (for the 4th fiscal quarter of 1998). "WMS-Related Losses" means pre-tax charges incurred with respect to the discontinuance of certain operations of WMS and the disposal of certain assets of WMS.

               (d)  The definition of "Cash Flow for Debt Service" in Section
     8.17 is amended to read as follows in its entirety:

                    "CASH FLOW FOR DEBT SERVICE" means the sum of net income
               after taxes, interest expense, Operating Lease expense, depreciation, amortization, other non-cash extraordinary charges, losses on asset sales, and cash proceeds from employee stock purchases, MINUS cash dividends, cash expenditures for the repurchase of the Parent's stock (including for the purpose of employee stock options and stock purchase plans), and gains on asset sales; PROVIDED, HOWEVER, that, for the 3rd and 4th fiscal quarters of 1998, "Cash Flow for Debt Service" shall mean the sum of net income after taxes, interest expense, Operating Lease expense, depreciation, amortization, other non-cash extraordinary charges, losses on asset sales, and cash proceeds from employee stock purchases, MINUS cash dividends, cash expenditures for the repurchase of the Parent's stock (including for the purpose of employee stock options and stock purchase plans), and gains on asset sales, PLUS WMS-Related Losses (defined in Section 8.16) up to a maximum amount of $941,000 (for the 3rd fiscal quarter of 1998) and $16,023,000 (for the 4th fiscal quarter of 1998).

               (e) Section 9.01(f) of the Credit Agreement is amended to read as follows in its entirety:

                         (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. Any Borrower or the Parent or any Material Subsidiary (i) ceases or fails to be Solvent (with the exception of WMS), or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

          3. REPRESENTATIONS AND WARRANTIES. The Borrowers each hereby represent and warrant to the Agent and the Banks as follows:

               (a) No Default or Event of Default has occurred and is continuing, except those Defaults or Events of Default, if any, that have been disclosed in writing to the Agent and the Banks or waived in writing by the Agent and the Banks.

               (b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them in accordance with its respective terms, without defense, counterclaim or offset.

               (c) All representations and warranties of the Borrowers contained in the Credit Agreement are true and correct.

               (d) Each of the Borrowers is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

          4. EFFECTIVE DATE. This Amendment will become effective as of January 22, 1999 (the "EFFECTIVE DATE"), PROVIDED that each of the following conditions precedent is satisfied on or before January 29, 1999:

               (a) The Agent has received this Amendment duly executed by the Borrowers, the Agent, the Issuing Bank and each of the Banks, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

               (b)  The Agent has received from WMS, Western Medical Services
     (NY), Inc., as a guarantor, and Alternative Billing Services, Inc., as a guarantor, a certificate of incumbency setting forth the names and specimen signatures of the authorized officers of each such corporation, certified by the Secretary or an Assistant Secretary of such corporation as of the date hereof.

          5. RESERVATION OF RIGHTS. Each of the Borrowers acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

          6.  MISCELLANEOUS.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower or WMS shall bind such Bank or the Borrower or WMS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

               (g) Each of the Borrowers covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                   WESTAFF (USA), INC. (formerly known as
                                   WESTERN STAFF SERVICES (USA), INC.)


                                   By /s/ PAUL A. NORBERG
                                      ---------------------------------
                                      Paul A. Norberg
                                      Executive Vice President and
                                      Chief Financial Officer


                                   By /s/ MICHAEL W. EHRESMAN
                                      ---------------------------------
                                      Michael W. Ehresman
                                      Senior Vice President and
                                      Treasurer


                                   WESTERN MEDICAL SERVICES, INC.


                                   By /s/ TED A. SLEIGHT
                                      ---------------------------------
                                      Ted A. Sleight
                                      Executive Vice President and
                                      Chief Financial Officer


                                   By /s/ SHERRY W. CLARK
                                      ---------------------------------
                                      Sherry W. Clark
                                      Secretary


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as Agent


                                   By /s/ DAVID PRICE
                                      ---------------------------------
                                      David Price
                                      Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Bank and as Issuing Bank


                                   By /s/ LISA M. THOMAS
                                      ---------------------------------
                                      Lisa M. Thomas
                                      Vice President

                                   COMERICA BANK-CALIFORNIA, as a Bank


                                   By /s/ SCOTT T. SMITH
                                      ---------------------------------
                                      Scott T. Smith
                                      Vice President


                                   SANWA BANK CALIFORNIA, as a Bank


                                   By /s/ KAREN S. FLUEGGE
                                      ---------------------------------
                                      Karen S. Fluegge
                                      Vice President

                         GUARANTOR ACKNOWLEDGMENT AND CONSENT


          The undersigned, each a guarantor or third party pledgor with respect to the Borrowers' obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrowers of the foregoing Third Amendment to Credit Agreement (the "AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)


                              WESTAFF, INC. (formerly known as
                              WESTERN STAFF SERVICES, INC.)

Dated: as of January 22, 1999 By /s/ PAUL A. NORBERG
       ----------------------    ----------------------------------
                                 Paul A. Norberg
                                 Executive Vice President
                                 and Chief Financial Officer


                              By /s/ MICHAEL W. EHRESMAN
                                 ----------------------------------
                                 Michael W. Ehresman
                                 Senior Vice President and Treasurer


                              WESTERN MEDICAL SERVICES (NY), INC.


Dated: as of January 22, 1999 By /s/ TED A. SLEIGHT
       ----------------------    ----------------------------------
                                 Ted A. Sleight
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ SHERRY W. CLARK
                                 ----------------------------------
                                 Sherry W. Clark
                                 Secretary


                              WESTERN TECHNICAL SERVICES, INC.


Dated: as of January 22, 1999 By /s/ PAUL A. NORBERG
       ----------------------    ----------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ MICHAEL W. EHRESMAN
                                 ----------------------------------
                                 Michael W. Ehresman
                                 Senior Vice President and Treasurer

                              MEDIAWORLD INTERNATIONAL


Dated: as of January 22, 1999 By /s/ PAUL A. NORBERG
       ----------------------    ----------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ MICHAEL W. EHRESMAN
                                 ----------------------------------
                                 Michael W. Ehresman
                                 Senior Vice President and Treasurer


                              WESTAFF (GUAM), INC. (formerly known as
                              WESTERN STAFF SERVICES (GUAM), INC.)


Dated: as of January 22, 1999 By /s/ PAUL A. NORBERG
       ----------------------    ----------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ MICHAEL W. EHRESMAN
                                 ----------------------------------
                                 Michael W. Ehresman
                                 Senior Vice President and Treasurer


                              ALTERNATIVE BILLING SERVICES, INC.


Dated: as of January 22, 1999 By /s/ TED A. SLEIGHT
       ----------------------    ----------------------------------
                                 Ted A. Sleight
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ SHERRY W. CLARK
                                 ----------------------------------
                                 Sherry W. Clark
                                 Secretary

                              BEST TEMPORARIES, INC.


Dated: as of January 22, 1999 By /s/ PAUL A. NORBERG
       ----------------------    ----------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ MICHAEL W. EHRESMAN
                                 ----------------------------------
                                 Michael W. Ehresman
                                 Senior Vice President and Treasurer


                              BEST TEMPORARIES FEDERAL SYSTEMS, INC.


Dated: as of January 22, 1999 By /s/ PAUL A. NORBERG
       ----------------------    ----------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ MICHAEL W. EHRESMAN
                                 ----------------------------------
                                 Michael W. Ehresman
                                 Senior Vice President and Treasurer

                      WESTERN MEDICAL SERVICES, INC.

                        CERTIFICATE OF SECRETARY

     I, Sherry W. Clark, Secretary of WESTERN MEDICAL SERVICES, INC., a California corporation (the "COMPANY"), hereby certify on behalf of the Company as follows as of the date hereof:

     The following persons have been and are now duly elected and qualified officers of the Company, and on the date hereof do hold the office as set forth opposite his/her name below; and the signatures appearing opposite their respective names are the true and authentic signatures of such officers:

     OFFICE                        NAME                 SIGNATURE
     ------                        ----                 ---------

     Executive Vice President
     and Chief Financial
     Officer                       Ted A. Sleight       /s/ TED A. SLEIGHT
                                                        ----------------------

     Secretary                     Sherry W. Clark      /s/ SHERRY W. CLARK
                                                        ----------------------

     The offices of President, Chief Executive Officer, Chief Operating Officer, and Controller are currently vacant.

     IN WITNESS WHEREOF, I have signed this Certificate as of the 22nd day of January, 1999.

                                   /s/ SHERRY W. CLARK
                                   ----------------------------------
                                   Sherry W. Clark

                     WESTERN MEDICAL SERVICES (NY), INC.

                          CERTIFICATE OF SECRETARY

     I, Sherry W. Clark, Secretary of WESTERN MEDICAL SERVICES, INC. (NY), a New York corporation (the "COMPANY") do hereby certify on behalf of the Company as follows as of the date hereof:

     The following persons have been and are now duly elected and qualified officers of the Company, and on the date hereof do hold the office as set forth opposite his/her name below; and the signatures appearing opposite their respective names are the true and authentic signatures of such officers:

     OFFICE                        NAME                 SIGNATURE
     ------                        ----                 ---------

     Executive Vice President
     and Chief Financial
     Officer                       Ted A. Sleight       /s/ TED A. SLEIGHT
                                                        ----------------------

     Secretary                     Sherry W. Clark      /s/ SHERRY W. CLARK
                                                        ----------------------

     The offices of President, Chief Executive Officer, Chief Operating Officer, and Controller are currently vacant.

     IN WITNESS WHEREOF, I have signed this Certificate as of the 22nd day of January, 1999.

                                   /s/ SHERRY W. CLARK
                                   ----------------------------------
                                   Sherry W. Clark

                      ALTERNATIVE BILLING SERVICES, INC.

                          CERTIFICATE OF SECRETARY

     I, Sherry W. Clark, Secretary of ALTERNATIVE BILLING SERVICES, INC., a California corporation (the "COMPANY") do hereby certify on behalf of the Company as follows as of the date hereof:

     The following persons have been and are now duly elected and qualified officers of the Company, and on the date hereof do hold the office as set forth opposite his/her name below; and the signatures appearing opposite their respective names are the true and authentic signatures of such officers:

     OFFICE                        NAME                 SIGNATURE
     ------                        ----                 ---------

     Executive Vice President
     and Chief Financial
     Officer                       Ted A. Sleight       /s/ TED A. SLEIGHT
                                                        ----------------------

     Secretary                     Sherry W. Clark      /s/ SHERRY W. CLARK
                                                        ----------------------

     The offices of President, Chief Executive Officer, Chief Operating Officer, and Controller are currently vacant.

     IN WITNESS WHEREOF, I have signed this Certificate as of the 22nd day of January, 1999.

                                   /s/ SHERRY W. CLARK
                                   ----------------------------------
                                   Sherry W. Clark